Exhibit 10.3
THIRD AMENDED AND RESTATED UNCONDITIONAL
GUARANTY OF PAYMENT AND PERFORMANCE
FOR AND IN CONSIDERATION OF the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration paid or delivered to the undersigned CARTER VALIDUS MISSION CRITICAL REIT II, INC., a Maryland corporation (“REIT”), and THE ENTITIES LISTED ON THE SIGNATURE PAGES HEREOF AS SUBSIDIARY GUARANTORS (“Initial Guarantors”) and EACH ADDITIONAL GUARANTOR (AS DEFINED IN THE CREDIT AGREEMENT [HEREINAFTER DEFINED]) THAT MAY HEREAFTER BECOME A PARTY TO THIS GUARANTY (REIT, Initial Guarantors and such Additional Guarantors are sometimes hereinafter referred to individually as a “Guarantor” and collectively as “Guarantors”), the receipt and sufficiency whereof are hereby acknowledged by Guarantors, and for the purpose of seeking to induce KEYBANK NATIONAL ASSOCIATION, a national banking association (hereinafter referred to as “Lender”, which term shall also include each other Lender which may now be or hereafter become a party to the “Credit Agreement” (as hereinafter defined), any Lender acting as the Issuing Lender under the Credit Agreement, any Lender acting as the Swing Loan Lender under the Credit Agreement, and shall also include any such individual Lender acting as administrative agent for all of the Lenders), to extend credit or otherwise provide financial accommodations to CARTER VALIDUS OPERATING PARTNERSHIP II, LP, a Delaware limited partnership (“Borrower”) under the Credit Agreement, which extension of credit and provision of financial accommodations will be to the direct interest, advantage and benefit of Guarantors, Guarantors do hereby, jointly and severally, absolutely, unconditionally and irrevocably guarantee to Lender the complete payment and performance of the following liabilities, obligations and indebtedness of Borrower to Lender (hereinafter referred to collectively as the “Obligations”) (capitalized terms that are used herein that are not otherwise defined herein shall have the meanings set forth in the Credit Agreement):
(a)the full and prompt payment when due, whether by acceleration or otherwise, either before or after maturity thereof, of (i) the Amended and Restated Revolving Credit Notes made by Borrower to the order of the Revolving Credit Lenders in the aggregate principal face amount of up to Four Hundred Fifty Million and No/100 Dollars ($450,000,000.00), subject to increases resulting from increases in the Total Revolving Credit Commitment as provided in Section 2.11 of the Credit Agreement, (ii) the Amended and Restated Term Loan A Notes made by Borrower to the order of the Term Loan A Lenders in the aggregate principal face amount of up to Two Hundred Fifty Million and No/100 Dollars ($250,000,000.00), subject to increases resulting from increases in the Total Term Loan A Commitment as provided in Section 2.11 of the Credit Agreement, and (iii) the Amended and Restated Swing Loan Note, made by the Borrower to the order of KeyBank in the principal face amount of Thirty Million and No/100 Dollars ($30,000,000.00), together with interest as provided in the Amended and Restated Revolving Credit Notes, the Amended and Restated Term Loan A Notes and the Amended and Restated Swing Loan Note and together with any replacements, supplements, renewals, modifications, consolidations, restatements, increases and extensions thereof; and

(b)    the full and prompt payment when due, whether by acceleration or otherwise, either before or after maturity thereof, of each other note as may be issued under that certain Third Amended and Restated Credit Agreement dated as of even date herewith (as the same may be varied, extended, supplemented, consolidated, amended, replaced, increased, renewed or modified or restated from time to time, the “Credit Agreement”) among Borrower, KeyBank, for itself and as agent, and the other lenders now or hereafter a party thereto, together with interest as provided in each such note, together with any replacements, supplements, renewals, modifications, consolidations, restatements, increases, and extensions thereof (the Amended and Restated Revolving Credit Notes, the Amended and Restated Term Loan A Notes, the Amended and Restated Term Loan B Notes, the Amended and Restated Swing Loan Note and each of the notes described in this subparagraph (b) are hereinafter referred to collectively as the “Note”); and
(c)    the full and prompt payment and performance of any and all obligations of Borrower to Lender under the terms of the Credit Agreement, together with any replacements, supplements, renewals, modifications, consolidations, restatements, and extensions thereof; and
(d)    the full and prompt payment and performance of any “Hedge Obligations” (as defined in the Credit Agreement); and
(e)    the full and prompt payment and performance when due of any and all obligations of Borrower and any Guarantor to Lender under the Security Documents from time to time in effect pursuant to the Credit Agreement, together with any replacements, supplements, renewals, modifications, consolidations, restatements and extensions thereof; and
(f)    the full and prompt payment and performance when due of any and all obligations of Borrower to Issuing Lender and the Swing Loan Lender under the terms of the Credit Agreement, together with any replacements, supplements, renewals, modifications, consolidations, restatements and extensions thereof; and
(g)    the full and prompt payment and performance of any and all other obligations of Borrower to Lender under any other agreements, documents or instruments now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced by the Note or the Credit Agreement (the Note, the Credit Agreement, the Security Documents and said other agreements, documents and instruments are hereinafter collectively referred to as the “Loan Documents” and individually referred to as a “Loan Document”). Without limiting the generality of the foregoing, Guarantors acknowledge the terms of Section 2.11 of the Credit Agreement pursuant to which (i) the Revolving Credit Commitment may be increased to a maximum amount of $800,000,000.00, (ii) the Term Loan A Commitment may be increased to a maximum amount of $600,000,000.00, (iii) the Term Loan B Commitment may be increased to a maximum amount of $400,000,000.00, (iv) the Total Term Loan Commitment may be increased to a maximum amount of $600,000,000.00 and (v) the Total Commitment under the Credit Agreement may be increased to a maximum amount of $1,000,000,000.00 and agree that this Third Amended and Restated Unconditional Guaranty of Payment and Performance (this “Guaranty”) shall extend and be applicable to each new or replacement note delivered by the Borrower in connection with any such increase of the Total Revolving Credit Commitment, the Total Term Loan A Commitment, the Total Term Loan B Commitment, the Total Term Loan Commitment, and the Total Commitment, as applicable, and all other obligations of Borrower under the Loan Documents as a result of such increase without notice to or consent from Guarantors, or any of them.
Notwithstanding anything to the contrary contained in the Guaranty, under no circumstances shall the “Obligations” (as defined herein) include any obligation that constitutes an Excluded Hedge Obligation of any Guarantor.
1.    Agreement to Pay and Perform; Costs of Collection. Guarantors do hereby agree that following and during the continuance of an Event of Default under the Loan Documents if the Note is not paid by Borrower in accordance with its terms, or if any and all sums which are now or may hereafter become due from Borrower to Lender under the Loan Documents are not paid by Borrower in accordance with their terms, or if any and all other obligations of Borrower to Lender under the Note or of Borrower or any Guarantor under the other Loan Documents are not performed by such Borrower or Guarantor, as applicable, in accordance with their terms, Guarantors will immediately upon demand make such payments and perform such obligations. Guarantors further agree to pay Lender on demand all reasonable costs and expenses (including court costs and reasonable attorneys’ fees and disbursements) paid or incurred by Lender in endeavoring to collect the Obligations guaranteed hereby, to enforce any of the Obligations of Borrower guaranteed hereby, or any portion thereof, or to enforce this Guaranty, and until paid to Lender, such sums shall bear interest at the Default Rate set forth in Section 4.11 of the Credit Agreement unless collection from Guarantors of interest at such rate would be contrary to applicable law, in which event such sums shall bear interest at the highest rate which may be collected from Guarantors under applicable law.
2.    Reinstatement of Refunded Payments. If, for any reason, any payment to Lender of any of the Obligations guaranteed hereunder is required to be refunded, rescinded or returned by Lender to Borrower, or paid or turned over to any other Person, including, without limitation, by reason of the operation of bankruptcy, reorganization, receivership or insolvency laws or similar laws of general application relating to creditors’ rights and remedies now or hereafter enacted, Guarantors agree to pay to the Lender on demand an amount equal to the amount so required to be refunded, paid or turned over (the “Turnover Payment”), the obligations of Guarantors shall not be treated as having been discharged by the original payment to Lender giving rise to the Turnover Payment, and this Guaranty shall be treated as having remained in full force and effect for any such Turnover Payment so made by Lender, as well as for any amounts not theretofore paid to Lender on account of such obligations.
3.    Rights of Lender to Deal with Collateral, Borrower and Other Persons. Each Guarantor hereby consents and agrees that Lender may at any time, and from time to time, without thereby releasing any Guarantor from any liability hereunder and without notice to or further consent from any other Guarantor or any other Person or entity, either with or without consideration: release or surrender any lien or other security of any kind or nature whatsoever held by it or by any Person, firm or corporation on its behalf or for its account, securing any indebtedness or liability hereby guaranteed; substitute for any collateral so held by it, other collateral of like kind, or of any kind; modify the terms of the Note or the other Loan Documents; extend or renew the Note for any period; grant releases, compromises and indulgences with respect to the Note or the other Loan Documents and to any Persons or entities now or hereafter liable thereunder or hereunder; release any other guarantor (including any Guarantor), surety, endorser or accommodation party of the Note, any Security Document or any of the other Loan Documents; or take or fail to take any action of any type whatsoever. No such action which Lender shall take or fail to take in connection with the Note or the other Loan Documents, or any of them, or any security for the payment of the indebtedness of Borrower to Lender or for the performance of any obligations or undertakings of Borrower or any Guarantor, nor any course of dealing with Borrower or any other Person, shall release any Guarantor’s obligations hereunder, affect this Guaranty in any way or afford any Guarantor any recourse against Lender. The provisions of this Guaranty shall extend and be applicable to all replacements, supplements, renewals, amendments, extensions, consolidations, restatements and modifications of the Note and the other Loan Documents, and any and all references herein to the Note and the other Loan Documents shall be deemed to include any such replacements, supplements, renewals, extensions, amendments, consolidations, restatements or modifications thereof. Without limiting the generality of the foregoing, Guarantors acknowledge the terms of Section 2.11 and Section 18.3 of the Credit Agreement and agree that this Guaranty shall extend and be applicable to each new or replacement note delivered by Borrower pursuant thereto without notice to or further consent from Guarantors, or any of them.
4.    No Contest with Lender; Subordination. So long as any of the Obligations hereby guaranteed remain unpaid or undischarged or any Lender has any obligation to make Loans or issue Letters of Credit, Guarantors will not, by paying any sum recoverable hereunder (whether or not demanded by Lender) or by any means or on any other ground, claim any set-off or counterclaim against Borrower in respect of any liability of any Guarantor to Borrower or, in proceedings under federal bankruptcy law or insolvency proceedings of any nature, prove in competition with Lender in respect of any payment hereunder or be entitled to have the benefit of any counterclaim or proof of claim or dividend or payment by or on behalf of Borrower or the benefit of any other security for any of the Obligations hereby guaranteed which, now or hereafter, Lender may hold or in which it may have any share. Guarantors hereby expressly waive any right of contribution or reimbursement from or indemnity against Borrower or any other Guarantor, whether at law or in equity, arising from any payments made by any Guarantor pursuant to the terms of this Guaranty, and Guarantors acknowledge that Guarantors have no right whatsoever to proceed against Borrower or any other Guarantor for reimbursement of any such payments except for those rights of each Guarantor under the Contribution Agreement; provided, however, each Guarantor agrees not to pursue or enforce any of its rights under the Contribution Agreement or otherwise and each Guarantor agrees not to make or receive any payment on account of such rights under the Contribution Agreement or otherwise so long as any of the Obligations remain unpaid or undischarged or any Lender has any obligation to make Loans or issue Letters of Credit. In the event any Guarantor shall receive any payment under or on account of such rights whether under the Contribution Agreement or otherwise while any of the Obligations are outstanding, it shall hold such payment as trustee for Lender and be paid over to Lender on account of the indebtedness of Borrower to Lender but without reducing or affecting in any manner the liability of Guarantors under the other provisions of this Guaranty except to the extent the principal amount or other portion of such indebtedness shall have been reduced by such payment. In connection with the foregoing, Guarantors expressly waive any and all rights of subrogation to Lender against Borrower or any other Guarantor, and Guarantors hereby waive any rights to enforce any remedy which Lender may have against Borrower or any other Guarantor and any rights to participate in any collateral for

Borrower’s obligations under the Loan Documents. Guarantors hereby subordinate any and all indebtedness of Borrower now or hereafter owed to any Guarantor to all indebtedness of Borrower or any other Guarantor to Lender, and agree with Lender that (a) Guarantors shall not demand or accept any payment from Borrower or any other Guarantor on account of such indebtedness, (b) Guarantors shall not claim any offset or other reduction of Guarantors’ obligations hereunder because of any such indebtedness, and (c) Guarantors shall not take any action to obtain any interest in any of the security described in and encumbered by the Loan Documents because of any such indebtedness; provided, however, that, if Lender so requests, such indebtedness shall be collected, enforced and received by Guarantors as trustee for Lender and be paid over to Lender on account of the indebtedness of Borrower to Lender, but without reducing or affecting in any manner the liability of Guarantors under the other provisions of this Guaranty except to the extent the principal amount or other portion of such outstanding indebtedness shall have been reduced by such payment.
5.    Waiver of Defenses. Guarantors hereby agree that their obligations hereunder shall not be affected or impaired by, and hereby waive and agree not to assert or take advantage of any defense based on:
(a)    (i) any change in the amount, interest rate or due date or other term of any of the obligations hereby guaranteed, (ii) any change in the time, place or manner of payment of all or any portion of the obligations hereby guaranteed, (iii) any amendment or waiver of, or consent to the departure from or other indulgence with respect to, the Credit Agreement, any other Loan Document, or any other document or instrument evidencing or relating to any obligations hereby guaranteed, or (iv) any waiver, renewal, extension, addition, or supplement to, or deletion from, or any other action or inaction under or in respect of, the Credit Agreement, any of the other Loan Documents, or any other documents, instruments or agreements relating to the obligations hereby guaranteed or any other instrument or agreement referred to therein or evidencing any obligations hereby guaranteed or any assignment or transfer of any of the foregoing;
(b)    any subordination of the payment of the obligations hereby guaranteed to the payment of any other liability of Borrower or any other Person;
(c)    any act or failure to act by Borrower or any other Person which may adversely affect any Guarantor’s subrogation rights, if any, against Borrower or any other Person to recover payments made under this Guaranty;
(d)    any nonperfection or impairment of any security interest or other Lien on any collateral, if any, securing in any way any of the obligations hereby guaranteed;
(e)    any application of sums paid by Borrower or any other Person with respect to the liabilities of Lender, regardless of what liabilities of the Borrower remain unpaid;
(f)    any defense of Borrower, including without limitation, the invalidity, illegality or unenforceability of any of the Obligations;

(g)    either with or without notice to Guarantors, any renewal, extension, modification, amendment or other changes in the Obligations, including but not limited to any material alteration of the terms of payment or performance of the Obligations;
(h)    any statute of limitations in any action hereunder or for the collection of the Note or for the payment or performance of any obligation hereby guaranteed;
(i)    the incapacity, lack of authority, death or disability of Borrower, any Guarantor or any other Person or entity, or the failure of Lender to file or enforce a claim against the estate (either in administration, bankruptcy or in any other proceeding) of Borrower or any Guarantor or any other Person or entity;
(j)    the dissolution or termination of existence of Borrower, any Guarantor or any other Person or entity;
(k)    the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of Borrower or any Guarantor or any other Person or entity;
(l)    the voluntary or involuntary receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, assignment, composition, or readjustment of, or any similar proceeding affecting, Borrower or any Guarantor or any other Person or entity, or any of Borrower’s or any Guarantor’s or any other Person’s or entity’s properties or assets;
(m)    the damage, destruction, condemnation, foreclosure or surrender of all or any part of the Collateral, the Real Estate or any of the improvements located thereon;
(n)    the failure of Lender to give notice of the existence, creation or incurring of any new or additional indebtedness or obligation of Borrower or of any action or nonaction on the part of any other Person whomsoever in connection with any obligation hereby guaranteed;
(o)    any failure or delay of Lender to commence an action against Borrower or any other Person, to assert or enforce any remedies against Borrower under the Note or the other Loan Documents, or to realize upon any security;
(p)    any failure of any duty on the part of Lender to disclose to any Guarantor any facts it may now or hereafter know regarding Borrower (including, without limitation Borrower’s financial condition), any other Person, the Collateral, or any other assets or liabilities of such Persons, whether such facts materially increase the risk to Guarantors or not (it being agreed that Guarantors assume responsibility for being informed with respect to such information);
(q)    failure to accept or give notice of acceptance of this Guaranty by Lender;
(r)    failure to make or give notice of presentment and demand for payment of any of the indebtedness or performance of any of the obligations hereby guaranteed;
(s)    failure to make or give protest and notice of dishonor or of default to Guarantors or to any other party with respect to the indebtedness or performance of obligations hereby guaranteed;

(t)    any and all other notices whatsoever to which Guarantors might otherwise be entitled;
(u)    any lack of diligence by Lender in collection, protection or realization upon any collateral securing the payment of the indebtedness or performance of obligations hereby guaranteed;
(v)    the invalidity or unenforceability of the Note, or any of the other Loan Documents, or any assignment or transfer of the foregoing;
(w)    the compromise, settlement, release or termination of any or all of the obligations of Borrower under the Note or the other Loan Documents;
(x)    any transfer by Borrower or any other Person of all or any part of any security encumbered by the Loan Documents;
(y)    the failure of Lender to perfect any security or to extend or renew the perfection of any security; or
(z)    to the fullest extent permitted by law, any other legal, equitable or surety defenses whatsoever to which Guarantors might otherwise be entitled, it being the intention that the obligations of Guarantors hereunder are absolute, unconditional and irrevocable.
Each Guarantor understands that the exercise by Lender of certain rights and remedies may affect or eliminate such Guarantor’s right of subrogation against the Borrower or the other Guarantors and that such Guarantor may therefore incur partially or totally nonreimbursable liability hereunder. Nevertheless, Guarantors hereby authorize and empower Lender, its successors, endorsees and assigns, to exercise in its or their sole discretion, any rights and remedies, or any combination thereof, which may then be available, it being the purpose and intent of Guarantors that the obligations hereunder shall be absolute, continuing, independent and unconditional under any and all circumstances. Notwithstanding any other provision of this Guaranty to the contrary, each Guarantor hereby waives and releases any claim or other rights which such Guarantor may now have or hereafter acquire against Borrower, or any other Guarantor or other Person of all or any of the obligations of Guarantors hereunder that arise from the existence or performance of such Guarantor’s obligations under this Guaranty or any of the other Loan Documents, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification, any right to participate in any claim or remedy of Lender against Borrower or any other Guarantor or other Person or any collateral which Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from Borrower or any other Guarantor, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights, except for those rights of each Guarantor under the Contribution Agreement; provided, however, each Guarantor agrees not to pursue or enforce any of its rights under the Contribution Agreement and each Guarantor agrees not to make or receive any payment on account of the Contribution Agreement so long as any of the Obligations remain unpaid or undischarged or any Lender has any obligation to make Loans. In the event any Guarantor shall receive any payment under or on account of the Contribution

Agreement, it shall hold such payment as trustee for Lender and be paid over to Lender on account of the indebtedness of Borrower to Lender but without reducing or affecting in any manner the liability of Guarantors under the other provisions of this Guaranty except to the extent the principal amount or other portion of such indebtedness shall have been reduced by such payment.
6.    Guaranty of Payment and Performance and Not of Collection. This is a guaranty of payment and performance and not of collection. The liability of Guarantors under this Guaranty shall be primary, direct and immediate and not conditional or contingent upon the pursuit of any remedies against Borrower or any other Person, nor against securities or liens available to Lender, its successors, successors in title, endorsees or assigns. Guarantors hereby waive any right to require that an action be brought against Borrower or any other Person or to require that resort be had to any security or to any balance of any deposit account or credit on the books of Lender in favor of Borrower or any other Person.
7.    Rights and Remedies of Lender. In the event of an Event of Default under the Note or the other Loan Documents, or any of them, that is continuing (it being understood that the Lender has no obligation to accept cure after an Event of Default occurs), Lender shall have the right to enforce its rights, powers and remedies thereunder or hereunder or under any other Loan Document, in any order, and all rights, powers and remedies available to Lender in such event shall be nonexclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder or by law or in equity. Accordingly, Guarantors hereby authorize and empower Lender upon the occurrence and during the continuance of any Event of Default under the Note or the other Loan Documents, at its sole discretion, and without notice to Guarantors, to exercise any right or remedy which Lender may have, including, but not limited to, foreclosure, exercise of rights of power of sale, acceptance of a deed or assignment in lieu of foreclosure, appointment of a receiver, exercise of remedies against personal property, or enforcement of any assignment of leases, as to any security, whether real, personal or intangible. At any public or private sale of any security or collateral for any of the Obligations guaranteed hereby, whether by foreclosure or otherwise, Lender may, in its discretion, purchase all or any part of such security or collateral so sold or offered for sale for its own account and may apply against the amount bid therefor all or any part of the balance due it pursuant to the terms of the Note, any Security Documents or any of the other Loan Document without prejudice to Lender’s remedies hereunder against Guarantors for deficiencies. If the Obligations guaranteed hereby are partially paid by reason of the election of Lender to pursue any of the remedies available to Lender, or if such Obligations are otherwise partially paid, this Guaranty shall nevertheless remain in full force and effect, and Guarantors shall remain liable for the entire balance of the Obligations guaranteed hereby even though any rights which any Guarantor may have against Borrower or any other Person may be destroyed or diminished by the exercise of any such remedy.
8.    Application of Payments. Guarantors hereby authorize Lender, without notice to Guarantors, to apply all payments and credits received from Borrower, any Guarantor or any other Person or realized from any security in such manner and in such priority as Lender in its sole judgment shall see fit to the Obligations.

9.    Business Failure, Bankruptcy or Insolvency. In the event of the business failure of any Guarantor or if there shall be pending any bankruptcy or insolvency case or proceeding with respect to any Guarantor under federal bankruptcy law or any other applicable law or in connection with the insolvency of any Guarantor, or if a liquidator, receiver, or trustee shall have been appointed for any Guarantor or any Guarantor’s properties or assets, Lender may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of Lender allowed in any proceedings relative to such Guarantor, or any of such Guarantor’s properties or assets, and, irrespective of whether the indebtedness or other obligations of Borrower guaranteed hereby shall then be due and payable, by declaration or otherwise, Lender shall be entitled and empowered to file and prove a claim for the whole amount of any sums or sums owing with respect to the indebtedness or other obligations of Borrower guaranteed hereby, and to collect and receive any moneys or other property payable or deliverable on any such claim. Guarantors covenant and agree that upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Borrower, Guarantors shall not seek a supplemental stay or otherwise pursuant to 11 U.S.C. §105 or any other provision of the Bankruptcy Code, as amended, or any other debtor relief law (whether statutory, common law, case law, or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights of Lender against Guarantors by virtue of this Guaranty or otherwise.
10.    Covenants of Guarantors. Guarantors hereby covenant and agree with Lender that until all indebtedness guaranteed hereby has been completely repaid and all obligations and undertakings of Borrower under, by reason of, or pursuant to the Note and the other Loan Documents have been completely performed and Lender has no further obligation to make Loans or issue Letters of Credit, Guarantors will comply with any and all covenants applicable to Guarantors set forth in the Credit Agreement.
11.    Rights of Set-off. Regardless of the adequacy of any collateral, during the continuance of any Event of Default under the Note or the other Loan Documents, Lender may at any time and without notice to Guarantors set-off and apply the whole or any portion or portions of any or all deposits (general or specific, time or demand, provisional or final, regardless of currency, maturity, or branch of Lender where the deposits are held) now or hereafter held by Lender against amounts payable under this Guaranty, whether or not any other person or persons could also withdraw money therefrom.
12.    Changes in Writing; No Revocation. This Guaranty may not be changed orally, and no obligation of any Guarantor can be released or waived by Lender except as provided in Section 5.6 or Section 27 of the Credit Agreement. This Guaranty shall be irrevocable by Guarantors until all indebtedness guaranteed hereby has been completely repaid and all obligations and undertakings of Borrower under, by reason of, or pursuant to the Note, the Letters of Credit and the Loan Documents have been completely performed and the Lenders have no further obligation to advance Loans or issue Letters of Credit under the Credit Agreement.
13.    Notices. Each notice, demand, election or request provided for or permitted to be given pursuant to this Guaranty (hereinafter in this Section 13 referred to as “Notice”), but specifically excluding to the maximum extent permitted by law any notices of the institution or commencement of foreclosure proceedings, must be in writing and shall be deemed to have been properly given or served by personal delivery or by sending same by overnight courier or by depositing same in the United States Mail, postpaid and registered or certified, return receipt requested, or as expressly permitted herein, by telegraph, telecopy, telefax or telex, and addressed as follows:
The address of Lender is:
KeyBank National Association
4910 Tiedeman Road, 3rd Floor
Brooklyn, Ohio 44144
Attn: Real Estate Capital Services
With a copy to:

KeyBank National Association
1200 Abernathy Road, N.E., Suite 1550
Atlanta, Georgia 30328
Attn: Mr. Daniel Stegemoeller
Telecopy No.: (770) 510-2195
and

Dentons US LLP
        Suite 5300
        303 Peachtree Street, N.E.
        Atlanta, Georgia 30308
        Attn: William F. Timmons, Esq.
        Telecopy No.: (404) 527-4198

The address of Guarantors is:
c/o Carter Validus Operating Partnership II, LP
Two Urban Center
4890 West Kennedy Blvd., Suite 650
Tampa, Florida 33609
Attn: Todd Sakow, Chief Financial Officer
Telecopy No.: (813) 287-0397

With a copy to:
Morris, Manning and Martin, LLP
1600 Atlanta Financial Center
3343 Peachtree Road, NE
Atlanta, Georgia 30326
Attn: Heath D. Linsky, Esq.
Telecopy No.: (404) 365-9532

Each Notice shall be effective upon being delivered personally or upon being sent by overnight courier or upon being deposited in the United States Mail as aforesaid, or if transmitted by telegraph, telecopy, telefax or telex is permitted, upon being sent and confirmation of receipt. The time period in which a response to any such Notice must be given or any action taken with respect thereto (if any), however, shall commence to run from the date of receipt if personally delivered or sent by overnight courier, or if so deposited in the United States Mail, the earlier of three (3) Business Days following such deposit or the date of receipt as disclosed on the return receipt. Rejection or other refusal to accept or the inability to deliver because of changed address for which no notice was given shall be deemed to be receipt of the Notice sent. By giving at least fifteen (15) days’ prior Notice thereof, Borrower, Guarantors or Lender shall have the right from time to time and at any time during the term of this Guaranty to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America
14.    Governing Law. GUARANTORS ACKNOWLEDGE AND AGREE, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, THAT THIS GUARANTY AND THE OBLIGATIONS OF GUARANTORS HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED AND DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
15.    CONSENT TO JURISDICTION; WAIVERS. EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) SUBMITS TO PERSONAL JURISDICTION IN THE STATE OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, AND (B) WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY STATE (I) TO THE RIGHT, IF ANY, TO TRIAL BY JURY(LENDER HAVING ALSO WAIVED SUCH RIGHT TO TRIAL BY JURY), (II) TO OBJECT TO JURISDICTION WITHIN THE STATE OF NEW YORK OR VENUE IN ANY PARTICULAR FORUM WITHIN THE STATE OF NEW YORK, AND (III) TO THE RIGHT, IF ANY, TO CLAIM OR RECOVER ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN OR IN ADDITION TO ACTUAL DAMAGES. EACH LENDER IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS UNDER THE LAWS OF ANY STATE TO THE RIGHT, IF ANY, TO TRIAL BY JURY. EACH GUARANTOR AGREES THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE

BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO SUCH GUARANTOR AT THE ADDRESS SET FORTH IN SECTION 13 ABOVE, AND SERVICE SO MADE SHALL BE COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL BE SO MAILED. NOTHING CONTAINED HEREIN, HOWEVER, SHALL PREVENT LENDER FROM BRINGING ANY SUIT, ACTION OR PROCEEDING OR EXERCISING ANY RIGHTS AGAINST ANY SECURITY AND AGAINST ANY GUARANTOR PERSONALLY, AND AGAINST ANY PROPERTY OF ANY GUARANTOR, WITHIN ANY OTHER STATE. INITIATING SUCH SUIT, ACTION OR PROCEEDING OR TAKING SUCH ACTION IN ANY STATE SHALL IN NO EVENT CONSTITUTE A WAIVER OF THE AGREEMENT CONTAINED HEREIN THAT THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE RIGHTS AND OBLIGATIONS OF GUARANTORS AND LENDER HEREUNDER OR OF THE SUBMISSION HEREIN MADE BY GUARANTORS TO PERSONAL JURISDICTION WITHIN THE STATE OF NEW YORK. EACH GUARANTOR HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT. EACH GUARANTOR CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND ACKNOWLEDGE THAT LENDER HAS BEEN INDUCED TO ENTER INTO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS TO WHICH THEY ARE PARTIES BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 15. EACH GUARANTOR ACKNOWLEDGES THAT THEY HAVE HAD AN OPPORTUNITY TO REVIEW THIS SECTION 15 WITH THEIR LEGAL COUNSEL AND THAT SUCH GUARANTOR AGREES TO THE FOREGOING AS THEIR FREE, KNOWING AND VOLUNTARY ACT.
16.    Successors and Assigns. The provisions of this Guaranty shall be binding upon Guarantors and their respective heirs, successors, successors in title, legal representatives, and assigns, and shall inure to the benefit of Lender, its successors, successors in title, legal representatives and assigns. No Guarantor shall assign or transfer any of its rights or obligations under this Guaranty without the prior written consent of Lender.
17.    Assignment by Lender. This Guaranty is assignable by Lender in whole or in part in conjunction with any assignment of the Note or portions thereof, and any assignment hereof or any transfer or assignment of the Note or portions thereof by Lender shall operate to vest in any such assignee the rights and powers, in whole or in part, as appropriate, herein conferred upon and granted to Lender.
18.    Severability. If any term or provision of this Guaranty shall be determined to be illegal or unenforceable, all other terms and provisions hereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by law.
19.    Disclosure. Guarantors agree that in addition to disclosures made in accordance with standard banking practices, any Lender may disclose information obtained by such Lender pursuant to this Guaranty to assignees or participants and potential assignees or participants hereunder subject to the terms and provisions of the Credit Agreement.
20.    No Unwritten Agreements. THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
21.    Time of the Essence. Time is of the essence with respect to each and every covenant, agreement and obligation of Guarantors under this Guaranty.
22.    Ratification. Each Guarantor does hereby restate, reaffirm and ratify each and every warranty and representation regarding such Guarantor or its Subsidiaries set forth in the Credit Agreement as if the same were more fully set forth herein.
23.    Joint and Several Liability. Each of the Guarantors covenants and agrees that each and every covenant and obligation of Guarantors hereunder shall be the joint and several obligations of each of the Guarantors.
24.    Fair Consideration. The Guarantors represent that the Guarantors are engaged in common business enterprises related to those of the Borrower and each Guarantor will derive substantial direct or indirect economic benefit from the effectiveness and existence of the Credit Agreement.
25.    Counterparts. This Guaranty and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Guaranty it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.
26.    Condition of Borrower. Without reliance on any information supplied by the Lender, each Guarantor has independently taken, and will continue to take, whatever steps it deems necessary to evaluate the financial condition and affairs of the Borrower or any collateral, and the Lender shall not have any duty to advise any Guarantor of information at any time known to the Lender regarding such financial condition or affairs or any collateral.
27.    Amendment and Restatement. This Guaranty is given pursuant to the Credit Agreement and is an amendment and restatement in its entirety of that certain Second Amended and Restated Unconditional Guaranty of Payment and Performance dated December 22, 2015 from the Guarantors (the “Existing Guaranty”) in favor of the Lender and shall supersede and replace the Existing Guaranty in all respects.

SIGNATURES BEGIN ON NEXT PAGE

IN WITNESS WHEREOF, Guarantors have executed this Guaranty under seal as of this 27 day of April, 2018.

REIT:
CARTER VALIDUS MISSION CRITICAL REIT II, INC., a Maryland corporation By:/s/ Todd M. Sakow Name: Todd M. Sakow Title: Chief Financial Officer and Treasurer (CORPORATE SEAL)

SIGNATURES CONTINUED ON NEXT PAGE

Signature Page to Third Amended and Restated
Unconditional Guaranty of Payment and Performance

SUBSIDIARY GUARANTORS:

HC-11250 FALLBROOK DRIVE, LLC,
HCII-5525 MARIE AVENUE, LLC,
HEALTH CARE II-110 CHARLOIS BOULEVARD, LLC,
HCII-150 YORK STREET, LLC,
HCII-1800 PARK PLACE AVENUE, LLC,
HCII-5100 INDIAN CREEK PARKWAY, LLC,
DCII-505 W. MERRILL STREET, LLC,
HCII-30 PINNACLE DRIVE, LLC,
HCII-110 EAST MEDICAL CENTER BLVD., LLC,
HCII-15 ENTERPRISE DRIVE, LLC,
HCII-68 CAVALIER BOULEVARD, LLC,
HCII-107 FIRST PARK DRIVE, LLC,
HCII-3590 LUCILLE DRIVE, LLC,
HCII-237 WILLIAM HOWARD TAFT ROAD, LLC,
HCII-2752 CENTURY BOULEVARD, LLC,
HCII-200 MEMORIAL DRIVE, LLC,
DCII-5400-5510 FELTL ROAD, LLC,
HCII-2001 HERMANN DRIVE, LLC,
HCII-1131 PAPILLION PARKWAY, LLC,
HCII-HERITAGE PARK, LLC,
HCII-HPI HEALTHCARE PORTFOLIO, LLC, and
HCII-750 12TH AVENUE, LLC,
each a Delaware limited liability company

By:	Carter Validus Operating Partnership II, LP, a Delaware limited partnership

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its general partner
By:/s/ Todd M. Sakow
Name: Todd M. Sakow
Title: Chief Financial Officer and Treasurer
(SEAL)

[SIGNATURES CONTINUED ON NEXT PAGE]

Signature Page to Third Amended and Restated
Unconditional Guaranty of Payment and Performance

DCII-700 AUSTIN AVENUE, LLC,
HCII HPI-3110 SW 89TH STREET, LLC,
HCII HPI-1616 S. KELLY AVENUE, LLC,
HCII HPI-3212 89TH STREET, LLC,
HCII HPI-300 NW 32ND STREET, LLC,
HCII HPI-3125 SW 89TH STREET, LLC,
HCII HPI-3115 SW 89TH STREET, LLC,
DCII-5225 EXCHANGE DRIVE, LLC,
DCII-3255 NEIL ARMSTRONG BOULEVARD, LLC,
DCII-200 CAMPUS DRIVE, LLC,
HCII-11200 NORTH PORTLAND AVENUE, LLC,
DCII-400 MINUTEMAN ROAD, LLC,
DCII-2601 W. BROADWAY ROAD, LLC,
C&Y PARTNERS, LLC,
DCII-1501 OPUS PLACE, LLC,
DCII-10309 WILSON BLVD., LLC,
HCII-2111 OGDEN AVENUE, LLC,
DCII-1400 CROSSBEAM DRIVE, LLC,
DCII-1400 KIFER ROAD, LLC,
DCII-8700 GOVERNORS HILL DRIVE, LLC,
HCII-9800 LEVIN ROAD NW, LLC,
HCII-4409 NW ANDERSON HILL ROAD, LLC,
DCII-2005 EAST TECHNOLOGY CIRCLE, LLC,
HCII-1015 S. WASHINGTON AVENUE, LLC,
DCPII-SAC-11085 SUN CENTER DRIVE, LLC,
DCPII-SAC-3065 GOLD CAMP DRIVE, LLC, and
DCII-4121 PERIMETER CENTER PLACE, LLC,
each a Delaware limited liability company

By:	Carter Validus Operating Partnership II, LP, a Delaware limited partnership

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its general partner
By:/s/ Todd M. Sakow
Name: Todd M. Sakow
Title: Chief Financial Officer and Treasurer
(SEAL)

[SIGNATURES CONTINUED ON NEXT PAGE]

Signature Page to Third Amended and Restated
Unconditional Guaranty of Payment and Performance

HCII-30 PINNACLE DRIVE PA, LP, a Delaware limited partnership

By:	HCII-30 Pinnacle Drive, LLC, a Delaware limited liability company, its general partner

By:	Carter Validus Operating Partnership II, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its General Partner
By:/s/ Todd M. Sakow
Name: Todd M. Sakow
Title: Chief Financial Officer and Treasurer
(SEAL)
HCII-2752 CENTURY BOULEVARD PA, LP, a Delaware limited partnership

By:	HCII-2752 Century Boulevard, LLC, a Delaware limited liability company, its general partner

By:	Carter Validus Operating Partnership II, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its General Partner
By:/s/ Todd M. Sakow
Name: Todd M. Sakow
Title: Chief Financial Officer and Treasurer
(SEAL)

[SIGNATURES CONTINUED ON NEXT PAGE]

Signature Page to Third Amended and Restated
Unconditional Guaranty of Payment and Performance

HCII-110 CHARLOIS BOULEVARD, LP, a Delaware limited partnership

By:	Health Care II-110 Charlois Boulevard, LLC, a Delaware limited liability company, its general partner

By:	Carter Validus Operating Partnership II, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its General Partner
By:/s/ Todd M. Sakow
Name: Todd M. Sakow
Title: Chief Financial Officer and Treasurer
(SEAL)

DCII-1400 CROSSBEAM DR., LP, a Delaware limited partnership

By:	DCII-1400 Crossbeam Drive, LLC, a Delaware limited liability company, its general partner

By:	Carter Validus Operating Partnership II, LP, a Delaware limited partnership, its sole member

By:	Carter Validus Mission Critical REIT II, Inc., a Maryland corporation, its General Partner
By:/s/ Todd M. Sakow
Name: Todd M. Sakow
Title: Chief Financial Officer and Treasurer
(SEAL)

SIGNATURES CONTINUED ON NEXT PAGE

Signature Page to Third Amended and Restated
Unconditional Guaranty of Payment and Performance

Lender joins in the execution of this Guaranty for the sole and limited purpose of evidencing its agreement to waiver of the right to trial by jury contained in Section 15 hereof and Section 25 of the Credit Agreement.
KEYBANK NATIONAL ASSOCIATION,
as Agent for the Lenders
By:/s/ Kristin Centracchio
Name: Kristin Centracchio
Title: Vice President

Signature Page to Third Amended and Restated
Unconditional Guaranty of Payment and Performance